METROPOLITAN SERIES FUND

SUPPLEMENT DATED JANUARY 9, 2013

TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 30, 2012, AS AMENDED JUNE 6, 2012

BLACKROCK LEGACY LARGE CAP GROWTH PORTFOLIO

Effective immediately, in the section entitled “Portfolio Managers,” the information pertaining to BlackRock Legacy Large Cap Growth Portfolio (the “Portfolio”) is amended i) to delete all references to Jeffrey R. Lindsey and Bryan Krause and ii) to reflect that Lawrence Kemp is the portfolio manager of the Portfolio. As of December 31, 2012, Mr. Kemp managed no other accounts for BlackRock Advisors, LLC or any of its affiliates, including registered investment companies and other pooled investment vehicles. Furthermore, as of the same date, Mr. Kemp beneficially owned no equity securities of any Portfolio for which he served as portfolio manager.